UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________
FORM 8-K

__________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2016 (October 31, 2016)

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IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)
__________________________

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 467-1900

(Former name or former address, if changed since last report.): Not Applicable
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 31, 2016, the Board of Directors (the “Board”) of Immersion Corporation, a Delaware corporation (the “Company”), approved amendments to amend and restate the Company’s bylaws, effective as of October 31, 2016 (the “Bylaws”). The Bylaws were last amended on October 31, 2007. The amendments to the Bylaws are intended to conform the Bylaws to more current public company practice and governance standards. Among other things, the amendments to the Bylaws:

•
Clarify certain procedural matters relating to the requirements for any business to be brought before a stockholders’ meeting, including, but not limited to, the prerequisites for a stockholder to bring any business before a stockholders’ meeting;

•
Amend the provisions related to the advance notice of stockholder proposals that is required to be submitted to the Company in connection with business intended to be brought before a meeting of stockholders (the “Proposal Notice”), including, but not limited to, revisions to:

◦
Include a defined term, “Proposing Persons,” to encompass the individuals for whom information will be required to be included in an advance notice of a stockholder proposal and defining “Proposing Persons” to include the stockholder providing the Proposal Notice, the beneficial owner of the Company’s capital stock, if different, on whose behalf the Proposal Notice is given, any “affiliate” or “associate” (as such terms are defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such stockholder or beneficial owner, each other person who is “Acting in Concert” (as defined below) with such stockholder or beneficial owner, persons who are members of any Schedule 13D group (as such term is used in Rule 13d-5 under the Exchange Act) with such stockholder or beneficial owner and persons who are participants in any solicitation of proxies by such stockholder or beneficial owner;

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Provide that a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Company in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;

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Further specify the information required to be provided by Proposing Persons in respect of the business proposed in their advance notice of stockholder proposals, including, but not limited to, the following information regarding such persons:

▪
their ownership, direct and indirect, in the Company’s securities, including any shares, owned beneficially (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) and/or held of record by such persons (including any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent);

▪
a description in reasonable detail of any pending, or to the knowledge of any such persons, threatened legal proceeding in which any proposing stockholder is a party or participant involving the Company or any officer, director, affiliate or associate of the Company;

▪
a description in reasonable detail of any relationship (including any direct or indirect interest in any agreement, arrangement or understanding, written or oral) between any Proposing Person and the Company or any director, officer, affiliate or associate of the Company;

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a description in reasonable detail of any derivative interests that are directly or indirectly, held or maintained by such persons with respect to any shares of any class or series of shares of the Company’s securities (including any short position or any borrowing or lending of shares of stock) that has been made by or on behalf of such persons, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, any such persons or any of their “affiliates” or “associates” (as such terms are defined in Rule 12b-2 of the Exchange Act) or to increase or decrease the voting power or pecuniary or economic interest of such persons or any of their affiliates or associates with respect to stock of the Company, including any security or instrument that would not otherwise constitute a “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence;

▪
a description in reasonable detail of any proxy, contract, arrangement, understanding or relationship, written or oral and formal or informal, between such Proposing Person and any other person or entity (naming each such person or entity) pursuant to which the Proposing Person has a right to vote any shares of the Company;

▪
a description in reasonable detail of any rights to dividends on the shares of any class or series of shares of the Company directly or indirectly held of record or beneficially by such Proposing Person that are separated or separable from the underlying shares of the Company;

▪
a description in reasonable detail of any performance-related fees (other than an asset-based fee) to which the Proposing Person may be entitled as a result of any increase or decrease in the value of shares of the Company or any of its derivative securities;

▪	any direct or indirect interest of such Proposing Person in any contract or agreement with the Company, or any affiliate or associate of the Company (naming such affiliate or associate);

▪
a description in reasonable detail of all agreements, arrangements and understandings, written or oral, formal or informal (1) between or among any of the proposing persons or (2) between or among any of the proposing persons and any other person or entity (naming each such person or entity) in connection with or related to the proposal of business by a stockholder, including without limitation, (A) any understanding, formal or informal, written or oral, that any proposing person may have reached with any stockholder of the Company (naming each such stockholder) with respect to how such stockholder will vote its shares in the Company at any meeting of the Company’s stockholders or take other action in support of or related to any business proposed, or other action to be taken, by the proposing person, and (B) any agreements that would be required to be disclosed by any proposing person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to the proposing person or other person or entity); and all other information relating to such Proposing Persons that would be required to be disclosed in a proxy statement or other filing required to be made by any proposing persons in connection with the contested solicitation of proxies by such persons in support of the business proposed to be brought before the stockholders’ meeting pursuant to Section 14(a) and Regulation 14A under the Exchange Act;

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Further specify, as to each item of business that the stockholder giving the Proposal Notice proposes to bring before the annual meeting, the information required to be provided about such proposed business, including, but not limited to the following:

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the reasons (including the text of any reasons for the business that will be disclosed in any proxy statement or supplement thereto to be filed with the SEC) detailing why such stockholder or any other Proposing Person believes that the taking of the action or actions proposed to be taken would be in the best interests of the Company and its stockholders;

▪	the text of the proposal or business (including the text of any resolutions proposed for consideration);

▪
a description in reasonable detail of any interest of any Proposing Person in such business, including any anticipated benefit to the stockholder or any other Proposing Person therefrom, including any interest that will be disclosed to the Company’s stockholders in any proxy statement to be distributed to the Company’s stockholders; and

▪
all other information relating to such proposed business that would be required to be disclosed in a proxy statement or other filing required to be made by any of the Proposing Persons in connection with the solicitation of proxies in support of such proposed business by one or more Proposing Persons pursuant to Section 14(a) and Regulation 14A under the Exchange Act.

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Clarify the requirement for the proposing stockholder to, from time to time, update and supplement the information provided by such stockholder in its Proposal Notice to include a provision that allows the Company, the Board or any duly authorized committee thereof to request the proposing stockholder to provide written verification of the information submitted by the stockholder;

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Require that the Proposal Notice include a representation as to whether the stockholder or any Proposing Person intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s outstanding capital stock entitled to vote and required to approve the proposed business described in the Proposal Notice and, if so, identifying each such Proposing Person;

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Require that the Proposal Notice include a representation that the stockholder or its qualified representative intends to appear in person at the meeting to propose the actions specified in the Proposal Notice and to vote all proxies solicited;

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Specify that a stockholder must set forth directly within the body of the Proposal Notice (as opposed to being incorporated by reference from any other document or writing, including, but not limited to, any filing with the SEC) all the information required to be included in the Proposal Notice pursuant to the Bylaws;

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Clarify that a stockholder submitting the Proposal Notice, by its delivery to the Company, represents and warrants that all information contained therein is true, accurate and complete in all respects, contains no false and misleading statements and such stockholder acknowledges that it intends for the Company and the Board to rely on such information as being true, accurate and complete in all respects, without regard to what other information may be publicly available but not contained in the Proposal Notice;

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Clarify that, notwithstanding any notice of the annual meeting sent to stockholders on behalf of the Company, a stockholder must separately provide a Proposal Notice in accordance with the Bylaws to conduct business at any stockholder meeting and further clarifying that, if the stockholder’s proposed business is the same or relates to business brought by the Company and included in the Company’s annual meeting notice, the stockholder is nevertheless still required to comply with the advance notice of business provisions of the Bylaws and give its own separate and timely Proposal Notice to the Secretary of the Company which complies in all respects with the applicable requirements of the Bylaws; and

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Clarify that, in addition to the requirements contained in the Bylaws for what information must be included in the Proposal Notice, a proposing stockholder must also comply with all applicable requirements of the Exchange Act and the Delaware General Corporation Law (the “DGCL”) with respect to any stockholder proposal and business that may be sought to be brought before an annual meeting of stockholders.

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Clarify certain procedural matters relating to the requirements for any director nominations to be brought before a stockholders’ meeting, including, but not limited to, the prerequisites for a stockholder to bring a director nomination before a stockholders’ meeting;

•	Amend the provisions related to the advance notice of director nominations, including, but not limited to, revisions to:

◦
Further specify the information required to be provided by Proposing Persons in their advance notice of nominations of candidates for election to the Board (the “Nominating Notice”) which includes, as to each Proposing Person, substantially the same information about such Proposing Person that is required to be included in an advance notice of proposed stockholder business, as more fully discussed above, except that any reference to “business” or “proposal” therein will be deemed to refer to the “nomination” of a director or directors by a stockholder which is proposed in an advance notice of director nominations;

◦	Further specify the information required to be provided in the Nominating Notice about the person(s) being nominated for election to the Board, including, but not limited to, the following:

▪	all information with respect to such proposed nominee that would be required to be set forth in a Nominating Notice if such proposed nominee was a Proposing Person;

▪
all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC by any Proposing Person pursuant to Section 14(a) under the Exchange Act to be made in connection with a contested solicitation of proxies by a Proposing Person for an election of directors in a contested election;

▪	such proposed nominee’s executed written consent to be named in the proxy statement of the Proposing Person as a nominee and to serve as a director of the Company if elected;

▪	to the extent that such proposed nominee has entered into (1) any agreement, arrangement or understanding (whether written or oral) with, or has given any commitment or assurance to, any person or entity as to the positions that such proposed nominee, if elected as a director of the Company, would take in support of or in opposition to any issue or question that may be presented to him or her for consideration in his or her capacity as a director of the Company, (2) any agreement, arrangement or understanding (whether written or oral) with, or has given any commitment or assurance to, to any person or entity as to how such proposed nominee, if elected as a director of the Company, would act or vote with respect to any issue or question presented to him or her for consideration in his or her capacity as a director of the Company, (3) any agreement, arrangement or understanding (whether written or oral) with any person or entity that could be reasonably interpreted as having been both (a) entered into in contemplation of the proposed nominee being elected as a director of the Company, and (b) intended to limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Company, with his or her fiduciary duties, as a director of the Company, to the Company or its stockholders, or (4) any agreement, arrangement or understanding (whether written or oral) with any person or entity that could be reasonably interpreted as having been or being intended to require such proposed nominee to consider the interests of a person or entity (other than the Company and its stockholders) in complying with his or her fiduciary duties, as a director of the Company, to the Company or its stockholders, a description in reasonable detail of each such agreement, arrangement or understanding (whether written or oral) or commitment or assurance;

▪
a description in reasonable detail of any and all agreements, arrangements and/or understandings, written or oral, between such proposed nominee and any person or entity (naming each such person or entity) with respect to any direct or indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) in connection with or related to such proposed nominee’s candidacy for election to the Board and/or service on the Board if elected as a member of the Board;

▪
a description in reasonable detail of any and all other agreements, arrangements and/or understandings, written or oral, between such proposed nominee and any person or entity (naming such person or entity) in connection with such proposed nominee’s service or action as a proposed nominee and, if elected, as a member of the Board; and

▪
all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder giving the notice or any other Proposing Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.

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Clarify the requirement for the nominating stockholder to, from time to time, update and supplement the information provided by such stockholder in its Nominating Notice and to include a provision that allows the Company, the Board or any duly authorized committee thereof to request the nominating stockholder or a proposed director nominee to provide written verification of the information submitted by the stockholder;

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Specify that a nominating stockholder must set forth directly within the body of the Nominating Notice (as opposed to being incorporated by reference from any other document or writing, including, but not limited to, any filing with the SEC) all the information required to be included therein;

◦	Clarify that a stockholder submitting the Nominating Notice, by its delivery to the Company, represents and warrants that all information contained therein is true, accurate and complete in all respects, contains no false and misleading statements and such stockholder acknowledges that it intends for the Company and the Board to rely on such information as being true, accurate and complete in all respects, without regard to what other information may be publicly available but not contained in the Nominating Notice;

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Clarify that, notwithstanding any notice of stockholders’ meeting sent to stockholders on behalf of the Company, a stockholder must separately comply with the advance notice of nominations provisions of the Bylaws to propose director nominations at any stockholders’ meeting and is still required to give its own separate and timely Nominating Notice to the Secretary of the Company which complies in all respects with the applicable requirements of the Bylaws;

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Provide that the stockholder or a qualified representative of such stockholder must be present in person at a stockholders’ meeting and must represent that it will be present at such meeting in order for a proposed director nomination to be brought before the meeting.

•	Incorporate current provisions of the DGCL, such as provisions relating to electronic transmissions and communications, including permitting electronic notices.

•
Provide more detailed procedural provisions with respect to stockholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, and proxies for such meetings.

•
Provide procedural provisions for having stockholders request that a record date be set by the Board for determining that the stockholders requesting that a special meeting be called have met the requisite 10% stock ownership threshold provided for in the Bylaws and requiring informational disclosures to be included with such request that are substantially similar to those required to be included in a Proposal Notice or a Nominating Notice.

•
Provide procedures for having stockholders, who have met the 10% stock ownership threshold requirement necessary to request that a special meeting of stockholders be called, request that a special meeting be called and requiring informational disclosures to be made together with such request that are substantially similar to those required to be included in a Proposal Notice or a Nominating Notice.

•
Provide procedural provisions for special meetings called by stockholders that permit the Company’s Board of Directors to not call the special meeting under certain circumstances, including if the matter with respect to which the special meeting sought to be called relates to a similar or substantially similar matter intended to be considered at an upcoming annual meeting or if the actions proposed to be taken are not actions that stockholders can take under Delaware Law or under the Company’s Certificate of Incorporation or Bylaws.

•
Provide special meetings of the Board may be called by one-third of the directors then in office (rounded up to the nearest whole number), but by not less than two directors, or by the chief executive officer.

•	Provide that notice of any special meeting of directors shall be duly given to each director at least two (2) business days in advance of the meeting.

In addition to the foregoing, there are various other “clean-up” changes to the Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, defining certain terms and the capitalization of such defined terms, changes to conform the Bylaws to the provisions of the DGCL and the inclusion of specific references to the DGCL and the Certificate of Incorporation.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on October 31, 2016, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.
Item 8.01 Other Events.
Deadlines for Submission of Stockholder Proposals and Director Nominations
The amendments to the Bylaws do not modify the advance notice deadlines for nominations and proposals made pursuant to, or outside of, Rule 14a-8 under the Exchange Act.
To be considered timely, stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act and director nominations, in each case intended to be brought before the Company’s 2017 Annual Meeting of Stockholders, must be received by the Company’s Corporate Secretary no later than December 28, 2016, and must be directed to its Corporate Secretary, Immersion Corporation, 50 Rio Robles, San Jose, California 95134. Such stockholder proposals and nominations must also comply with the advance notice provisions contained in Section 1.6 and 2.14 of the Bylaws and stockholders are urged to read the complete text of such advance notice provisions.
To be considered timely, stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be included in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders must be received by the Company’s Corporate Secretary no later than December 28, 2016, which is 120 days prior to the date that the Company’s proxy statement was released to its stockholders in connection with the Company’s 2016 Annual Meeting of Stockholders. The Company’s 2016 annual meeting proxy statement had incorrectly stated this deadline as December 25, 2016.
In addition, in order for any stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act to be considered “timely” for purposes of Rule 14a-4(c) of the Exchange Act, the proposal must be received by the Company’s Corporate Secretary not later than December 28, 2016.
The foregoing discussion of the advance notice deadlines for stockholder proposals submitted outside of Rule 14a-8 and director nominations, and the calculation of such deadlines pursuant to the Bylaws, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on October 31, 2016, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 8.01 in its entirety.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title
3.1	Amended and Restated Bylaws of Immersion Corporation, as adopted on October 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION
Date: November 4, 2016	By:	/s/ Amie Peters
		Name:	Amie Peters
		Title:	General Counsel